UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2018

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 31, 2018, Chesapeake Energy Corporation (the “Company”) entered into an Amended Employment Agreement (the “Amendment”) with Robert D. (“Doug”) Lawler, President and Chief Executive Officer. The Amendment, extends the term of Mr. Lawler’s existing Employment Agreement, dated as of May 20, 2013 (the “Existing Agreement”), until December 31, 2021. The Amendment is set forth in Exhibit 10.1 to this Current Report on Form 8-K.

On January 1, 2019, the Company entered into new three-year employment agreements with each of its executive vice presidents, including the following four “named executive officers” (as defined in Item 402(a) of Regulation S-K): (1) Domenic J. (“Nick”) Dell’Osso, Jr., Executive Vice President and Chief Financial Officer; (2) James R. Webb, Executive Vice President - General Counsel and Corporate Secretary; (3) Frank J. Patterson, Executive Vice President - Exploration and Production; and (4) M. Jason Pigott, Executive Vice President, Operations - Operations and Technical Services (collectively, the “New Employment Agreements”).

The Amendment and the New Employment Agreements, which were approved by the Compensation Committee as a part of its ongoing comprehensive review of executive compensation matters, are substantially similar to the Company’s previous executive officer employment arrangements and provide for the following minimum annual base salary amounts effective as of January 1, 2019:

Executive Officer	Minimum Annual Base Salary
Robert D. (“Doug”) Lawler	$ 1,300,000
Domenic J. (“Nick”) Dell’Osso, Jr.	$ 725,000
James R. Webb	$ 625,000
Frank J. Patterson	$ 660,000
M. Jason Pigott	$ 575,000

Information regarding other material terms of the executive employment arrangements, including bonus eligibility, termination payments, non-competition and non-solicitation terms, are hereby incorporated by reference to the disclosure under the caption “Executive Compensation - Employment Agreements” and “- Post-Employment Compensation” in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 7, 2018, and the respective Amendment and New Employment Agreements, which are attached to this Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

10.1	Amendment to Employment Agreement dated as of December 31, 2018 between Robert D. Lawler and Chesapeake Energy Corporation
10.2	Employment Agreement dated as of January 1, 2019 between Domenic J. Dell’Osso, Jr. and Chesapeake Energy Corporation
10.3	Employment Agreement dated as of January 1, 2019 between James R. Webb and Chesapeake Energy Corporation
10.4	Employment Agreement dated as of January 1, 2019 between Frank J. Patterson and Chesapeake Energy Corporation
10.5	Employment Agreement dated as of January 1, 2019 between M. Jason Pigott and Chesapeake Energy Corporation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ James R. Webb
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date:   January 4, 2019